UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2010

NanoAsia Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-156409	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 State Street Suite # 459, Salem, Oregon	97301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  971-239-4166

Shop G18-19 Zheng Cheng Bu Xing Jie, Changping, Dongguan Guangdong China 523560 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

On February 12, 2010, we dismissed Silberstein Ungar, PLLC (the “Former Accountant”) as our independent registered public accounting firm.  We have engaged Sadler, Gibb & Associates, L.L.C (“New Accountant”) as our principal independent registered accounting firm effective February 12, 2010. The decision to change accountants was approved by our board of directors.

The Former Accountant’s audit reports on our financial statements for the fiscal years ended August 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on our financial statements for the fiscal years ended August 31, 2009 and 2008 contained an uncertainty about the our ability to continue as a going concern.

From our inception to February 12, 2010, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

From our inception to February 12, 2010, we did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

From our inception to February 12, 2010, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On February 12, 2010, we provided the Former Accountant with our disclosures in this Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1  Letter from Silberstein Ungar, PLLC, dated February 12, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanoasia Ltd.

/s/ Joseph M. Heil
Joseph M. Heil
Chief Executive Officer

Date:         February 12, 2010